CNA Financial Corporation
Supplemental Financial Information

December 31, 2024

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2024	2023	Change	2024	2023	Change
Revenues:
Net earned premiums	$2,679	$2,479	8%	$10,211	$9,480	8%
Net investment income	644	611	5	2,497	2,264	10
Net investment gains (losses)	(39)	6		(81)	(99)
Non-insurance warranty revenue	397	403		1,609	1,624
Other revenues	8	8		34	30
Total revenues	3,689	3,507	5	14,270	13,299	7
Claims, Benefits and Expenses:
Insurance claims and policyholders’ benefits (re-measurement loss of $37, $13, $125 and $88)	2,030	1,810		7,738	7,068
Amortization of deferred acquisition costs	462	436		1,798	1,644
Non-insurance warranty expense	378	390		1,547	1,544
Other operating expenses (1)	766	377		1,843	1,398
Interest	32	34		133	127
Total claims, benefits and expenses	3,668	3,047	(20)	13,059	11,781	(11)
Income (loss) before income tax	21	460		1,211	1,518
Income tax (expense) benefit	—	(93)		(252)	(313)
Net income (loss)	$21	$367	(94)%	$959	$1,205	(20)%
(1) Includes a pretax loss of $367 million for the fourth quarter and $371 million for the full year from pension settlement transactions. Pension settlement transactions are further discussed in Note J to the Consolidated Financial Statements within the December 31, 2024 Form 10-K.

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2024	2023	2024	2023
Components of Income (Loss)
Core income (loss)	$342	$362	$1,316	$1,284
Net investment gains (losses)	(31)	5	(64)	(79)
Pension settlement transaction gains (losses)	(290)	—	(293)	—
Net income (loss)	$21	$367	$959	$1,205

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.25	$1.33	$4.83	$4.71
Net investment gains (losses)	(0.12)	0.02	(0.23)	(0.28)
Pension settlement transaction gains (losses)	(1.06)	—	(1.08)	—
Diluted earnings (loss) per share	$0.07	$1.35	$3.52	$4.43

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.3	271.3	271.5	271.3
Diluted	272.9	272.5	272.7	272.2

Return on Equity
Net income (loss) (1)	0.8%	15.9%	9.4%	13.1%
Core income (loss) (2)	10.9	11.6	10.5	10.4
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	December 31, 2024	December 31, 2023
Total investments	$47,482	$46,562
Reinsurance receivables, net of allowance for uncollectible receivables	6,051	5,412
Total assets	66,492	64,711
Insurance reserves	45,480	44,196
Claim and claim adjustment expenses	24,976	23,304
Unearned premiums	7,346	6,933
Future policy benefits	13,158	13,959
Debt	2,973	3,031
Total liabilities	55,979	54,818
Accumulated other comprehensive income (loss) (1)	(1,991)	(2,672)
Total stockholders' equity	10,513	9,893

Book value per common share	$38.82	$36.52
Book value per common share excluding AOCI	$46.16	$46.39

Outstanding shares of common stock (in millions of shares)	270.8	270.9

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$11,165	$10,946

Three Months Ended December 31	2024	2023
Net cash flows provided (used) by operating activities	$703	$520
Net cash flows provided (used) by investing activities	(555)	(306)
Net cash flows provided (used) by financing activities	(119)	(359)
Net cash flows provided (used) by operating, investing and financing activities	$29	$(145)

Twelve Months Ended December 31	2024	2023
Net cash flows provided (used) by operating activities	$2,571	$2,285
Net cash flows provided (used) by investing activities	(1,317)	(1,843)
Net cash flows provided (used) by financing activities	(1,117)	(577)
Net cash flows provided (used) by operating, investing and financing activities	$137	$(135)
(1) As of December 31, 2024 and December 31, 2023, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $353 million and $(359) million.
(2) Statutory capital and surplus as of December 31, 2024 is preliminary.

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$3,970	$3,765	5%		$15,379	$14,718	4%
Gross written premiums ex. 3rd party captives	3,230	2,974	9		12,194	11,279	8
Net written premiums	2,752	2,508	10		10,176	9,446	8

Net earned premiums	2,571	2,368	9		9,775	9,030	8
Insurance claims and policyholders' benefits	1,624	1,441			6,324	5,669
Amortization of deferred acquisition costs	462	436			1,798	1,644
Insurance related administrative expenses	307	305			1,157	1,132
Underwriting gain (loss)	178	186	(4)		496	585	(15)
Net investment income	400	355	13		1,490	1,306	14
Non-insurance warranty revenue	397	403			1,609	1,624
Other revenues	7	8			31	30
Non-insurance warranty expense	378	390			1,547	1,544
Other expenses	39	10			108	78
Interest expense	—	1			—	1
Core income (loss) before income tax	565	551			1,971	1,922
Income tax (expense) benefit on core income (loss)	(114)	(117)			(422)	(417)
Core income (loss)	$451	$434	4%		$1,549	$1,505	3%

Other Performance Metrics
Underwriting gain (loss)	$178	$186	(4)%		$496	$585	(15)%
Effect of catastrophe losses	45	22			358	236

(Favorable) unfavorable net prior year loss reserve development	(7)	(12)			(31)	(23)
(Favorable) unfavorable other development-related items (1)	6	5			17	20
Effect of (favorable) unfavorable development-related items	(1)	(7)			(14)	(3)

Underlying underwriting gain (loss)	$222	$201	10%		$840	$818	3%

Loss & LAE ratio	62.8%	60.6%	(2.2)	pts	64.3%	62.5%	(1.8)	pts
Expense ratio	30.0	31.2	1.2		30.2	30.7	0.5
Dividend ratio	0.3	0.3	—		0.4	0.3	(0.1)
Combined ratio	93.1%	92.1%	(1.0)	pts	94.9%	93.5%	(1.4)	pts

Less: Effect of catastrophe impacts	1.8	1.0	(0.8)		3.6	2.6	(1.0)
Less: Effect of (favorable) unfavorable development-related items	(0.1)	(0.3)	(0.2)		(0.2)	—	0.2
Underlying combined ratio	91.4%	91.4%	—	pts	91.5%	90.9%	(0.6)	pts

Rate	3%	4%	(1)	pts	4%	5%	(1)	pts
Renewal premium change	4%	5%	(1)	pts	5%	7%	(2)	pts
Retention	86%	85%	1	pts	85%	85%	—	pts
New business	$591	$547	8%		$2,262	$2,080	9%
(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance and deductible amounts.

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$1,779	$1,789	(1)%		$6,932	$7,113	(3)%
Gross written premiums ex. 3rd party captives	1,049	1,004	4		3,895	3,800	3
Net written premiums	934	891	5		3,445	3,329	3

Net earned premiums	868	869	—		3,361	3,307	2
Insurance claims and policyholders' benefits	525	507			2,010	1,931
Amortization of deferred acquisition costs	194	178			740	686
Insurance related administrative expenses	95	104			362	373
Underwriting gain (loss)	54	80	(33)		249	317	(21)
Net investment income	165	151	9		626	558	12
Non-insurance warranty revenue	397	403			1,609	1,624
Other revenues	1	1			2	1
Non-insurance warranty expense	378	390			1,547	1,544
Other expenses	14	13			55	52
Interest expense	—	1			—	1
Core income (loss) before income tax	225	231			884	903
Income tax (expense) benefit on core income (loss)	(48)	(49)			(190)	(195)
Core income (loss)	$177	$182	(3)%		$694	$708	(2)%

Other Performance Metrics
Underwriting gain (loss)	$54	$80	(33)%		$249	$317	(21)%
Effect of catastrophe losses	—	—			—	—

(Favorable) unfavorable net prior year loss reserve development	(1)	(5)			(9)	(14)
(Favorable) unfavorable other development-related items (1)	1	—			1	2
Effect of (favorable) unfavorable development-related items	—	(5)			(8)	(12)

Underlying underwriting gain (loss)	$54	$75	(28)%		$241	$305	(21)%

Loss & LAE ratio	60.1%	58.0%	(2.1)	pts	59.5%	58.2%	(1.3)	pts
Expense ratio	33.4	32.5	(0.9)		32.8	32.0	(0.8)
Dividend ratio	0.3	0.3	—		0.3	0.2	(0.1)
Combined ratio	93.8%	90.8%	(3.0)	pts	92.6%	90.4%	(2.2)	pts

Less: Effect of catastrophe impacts	—	—	—		—	—	—
Less: Effect of (favorable) unfavorable development-related items	—	(0.6)	(0.6)		(0.3)	(0.3)	—
Underlying combined ratio	93.8%	91.4%	(2.4)	pts	92.9%	90.7%	(2.2)	pts

Rate	1%	—%	1	pts	1%	—%	1	pts
Renewal premium change	3%	—%	3	pts	2%	1%	1	pts
Retention	89%	89%	—	pts	89%	88%	1	pts
New business	$121	$132	(8)%		$462	$481	(4)%
(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance and deductible amounts.

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$1,804	$1,616	12%		$6,964	$6,120	14%
Gross written premiums ex. 3rd party captives	1,794	1,610	11		6,816	5,994	14
Net written premiums	1,452	1,292	12		5,469	4,880	12

Net earned premiums	1,384	1,211	14		5,158	4,547	13
Insurance claims and policyholders' benefits	903	764			3,550	3,016
Amortization of deferred acquisition costs	216	197			824	729
Insurance related administrative expenses	159	164			613	620
Underwriting gain (loss)	106	86	23		171	182	(6)
Net investment income	199	175	14		733	645	14
Other revenues	6	7			29	29
Other expenses	10	3			43	30
Core income (loss) before income tax	301	265			890	826
Income tax (expense) benefit on core income (loss)	(63)	(56)			(188)	(174)
Core income (loss)	$238	$209	14%		$702	$652	8%

Other Performance Metrics
Underwriting gain (loss)	$106	$86	23%		$171	$182	(6)%
Effect of catastrophe losses	33	17			318	207

(Favorable) unfavorable net prior year loss reserve development	(5)	(5)			(16)	(22)
(Favorable) unfavorable other development-related items (1)	5	5			16	18
Effect of (favorable) unfavorable development-related items	—	—			—	(4)

Underlying underwriting gain (loss)	$139	$103	35%		$489	$385	27%

Loss & LAE ratio	64.8%	62.8%	(2.0)	pts	68.3%	65.9%	(2.4)	pts
Expense ratio	27.0	29.8	2.8		27.9	29.6	1.7
Dividend ratio	0.5	0.3	(0.2)		0.5	0.5	—
Combined ratio	92.3%	92.9%	0.6	pts	96.7%	96.0%	(0.7)	pts

Less: Effect of catastrophe impacts	2.3	1.4	(0.9)		6.2	4.5	(1.7)
Less: Effect of (favorable) unfavorable development-related items	—	(0.1)	(0.1)		(0.1)	(0.1)	—
Underlying combined ratio	90.0%	91.6%	1.6	pts	90.6%	91.6%	1.0	pts

Rate	6%	7%	(1)	pts	6%	7%	(1)	pts
Renewal premium change	7%	9%	(2)	pts	7%	10%	(3)	pts
Retention	84%	83%	1	pts	84%	84%	—	pts
New business	$395	$352	12%		$1,512	$1,297	17%
(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance and deductible amounts.

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$387	$360	8%		$1,483	$1,485	—%
Net written premiums	366	325	13		1,262	1,237	2
Net earned premiums	319	288	11		1,256	1,176	7
Insurance claims and policyholders' benefits	196	170			764	722
Amortization of deferred acquisition costs	52	61			234	229
Insurance related administrative expenses	53	37			182	139
Underwriting gain (loss)	18	20	(10)		76	86	(12)
Net investment income	36	29	24		131	103	27
Other revenues	—	—			—	—
Other expenses	15	(6)			10	(4)
Core income (loss) before income tax	39	55			197	193
Income tax (expense) benefit on core income (loss)	(3)	(12)			(44)	(48)
Core income (loss)	$36	$43	(16)%		$153	$145	6%

Other Performance Metrics
Underwriting gain (loss)	$18	$20	(10)%		$76	$86	(12)%
Effect of catastrophe losses	12	5			40	29

(Favorable) unfavorable net prior year loss reserve development	(1)	(2)			(6)	13
(Favorable) unfavorable other development-related items (1)	—	—			—	—
Effect of (favorable) unfavorable development-related items	(1)	(2)			(6)	13

Underlying underwriting gain (loss)	$29	$23	26%		$110	$128	(14)%

Loss & LAE ratio	61.6%	58.9%	(2.7)	pts	60.9%	61.4%	0.5	pts
Expense ratio	33.2	34.1	0.9		33.1	31.2	(1.9)
Dividend ratio	—	—	—		—	—	—
Combined ratio	94.8%	93.0%	(1.8)	pts	94.0%	92.6%	(1.4)	pts

Less: Effect of catastrophe impacts	3.9	1.8	(2.1)		3.2	2.5	(0.7)
Less: Effect of (favorable) unfavorable development-related items	(0.4)	(0.6)	(0.2)		(0.4)	1.1	1.5
Underlying combined ratio	91.3%	91.8%	0.5	pts	91.2%	89.0%	(2.2)	pts

Rate	(3)%	2%	(5)	pts	(1)%	3%	(4)	pts
Renewal premium change	(5)%	2%	(7)	pts	—%	6%	(6)	pts
Retention	85%	83%	2	pts	82%	83%	(1)	pts
New business	$75	$63	19%		$288	$302	(5)%
(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance and deductible amounts.

Life & Group - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2024	2023	2024	2023
Net earned premiums	$108	$111	$437	$451
Net investment income	230	237	940	896
Other revenues	—	(1)	—	(1)
Total operating revenues	338	347	1,377	1,346
Insurance claims and policyholders' benefits	335	319	1,308	1,317
Insurance related administrative expenses	31	29	119	118
Other expenses	—	1	2	1
Total claims, benefits and expenses	366	349	1,429	1,436
Core income (loss) before income tax	(28)	(2)	(52)	(90)
Income tax (expense) benefit on core income (loss)	10	6	29	42
Core income (loss)	$(18)	$4	$(23)	$(48)

Corporate & Other - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2024	2023	2024	2023
Net earned premiums	$—	$—	$(1)	$(1)
Net investment income	14	19	67	62
Other revenues	1	1	3	1
Total operating revenues	15	20	69	62
Insurance claims and policyholders' benefits	71	50	106	82
Insurance related administrative expenses	—	—	(1)	1
Interest expense	32	33	133	126
Other expenses	22	32	87	68
Total claims, benefits and expenses	125	115	325	277
Core income (loss) before income tax	(110)	(95)	(256)	(215)
Income tax (expense) benefit on core income (loss)	19	19	46	42
Core income (loss)	$(91)	$(76)	$(210)	$(173)

Investment Summary - Consolidated

	December 31, 2024		September 30, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$24,944	$(882)	$25,792	$(74)	$24,268	$(748)
States, municipalities and political subdivisions:
Tax-exempt	3,167	(48)	3,333	65	3,722	88
Taxable	3,637	(544)	3,815	(323)	3,670	(409)
Total states, municipalities and political subdivisions	6,804	(592)	7,148	(258)	7,392	(321)
Asset-backed:
RMBS	3,244	(481)	3,354	(330)	3,002	(409)
CMBS	1,681	(131)	1,741	(126)	1,631	(223)
Other ABS	3,541	(215)	3,585	(146)	3,268	(243)
Total asset-backed	8,466	(827)	8,680	(602)	7,901	(875)
U.S. Treasury and obligations of government-sponsored enterprises	220	—	222	(2)	151	(1)
Foreign government	677	(24)	737	(18)	713	(28)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	41,111	(2,325)	42,579	(954)	40,425	(1,973)
Equities:
Common stock	180	—	183	—	191	—
Non-redeemable preferred stock	479	—	485	—	492	—
Total equities	659	—	668	—	683	—
Limited partnership investments:
Hedge funds	359	—	356	—	332	—
Private equity funds	2,161	—	2,106	—	1,842	—
Total limited partnership investments	2,520	—	2,462	—	2,174	—
Other invested assets	85	—	83	—	80	—
Mortgage loans	1,019	—	1,003	—	1,035	—
Short-term investments	2,088	—	1,900	—	2,165	1
Total investments	$47,482	$(2,325)	$48,695	$(954)	$46,562	$(1,972)

Net receivable/(payable) on investment activity	$16		$(93)		$36

Effective duration (in years)	6.2		6.4		6.5
Weighted average rating (1)	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Property & Casualty and Corporate & Other

	December 31, 2024		September 30, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$14,755	$(538)	$15,158	$(333)	$14,424	$(756)
States, municipalities and political subdivisions:
Tax-exempt	983	(189)	1,027	(157)	1,160	(159)
Taxable	2,157	(446)	2,240	(329)	2,076	(399)
Total states, municipalities and political subdivisions	3,140	(635)	3,267	(486)	3,236	(558)
Asset-backed:
RMBS	3,242	(481)	3,352	(330)	3,000	(409)
CMBS	1,659	(128)	1,718	(124)	1,601	(221)
Other ABS	2,979	(105)	2,983	(78)	2,676	(170)
Total asset-backed	7,880	(714)	8,053	(532)	7,277	(800)
U.S. Treasury and obligations of government-sponsored enterprises	211	—	213	(2)	150	(1)
Foreign government	631	(14)	688	(11)	685	(20)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	26,617	(1,901)	27,379	(1,364)	25,772	(2,135)
Equities:
Common stock	180	—	183	—	191	—
Non-redeemable preferred stock	115	—	99	—	82	—
Total equities	295	—	282	—	273	—
Limited partnership investments:
Hedge funds	275	—	272	—	184	—
Private equity funds	1,653	—	1,611	—	1,019	—
Total limited partnership investments	1,928	—	1,883	—	1,203	—
Other invested assets	85	—	83	—	80	—
Mortgage loans	844	—	814	—	842	—
Short-term investments	2,040	—	1,739	—	2,094	1
Total investments	$31,809	$(1,901)	$32,180	$(1,364)	$30,264	$(2,134)

Net receivable/(payable) on investment activity	$7		$(99)		$33

Effective duration (in years)	4.3		4.4		4.5
Weighted average rating (1)	A		A		A
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Life & Group

	December 31, 2024		September 30, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$10,189	$(344)	$10,634	$259	$9,844	$8
States, municipalities and political subdivisions:
Tax-exempt	2,184	141	2,306	222	2,562	247
Taxable	1,480	(98)	1,575	6	1,594	(10)
Total states, municipalities and political subdivisions	3,664	43	3,881	228	4,156	237
Asset-backed:
RMBS	2	—	2	—	2	—
CMBS	22	(3)	23	(2)	30	(2)
Other ABS	562	(110)	602	(68)	592	(73)
Total asset-backed	586	(113)	627	(70)	624	(75)
U.S. Treasury and obligations of government-sponsored enterprises	9	—	9	—	1	—
Foreign government	46	(10)	49	(7)	28	(8)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	14,494	(424)	15,200	410	14,653	162
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	364	—	386	—	410	—
Total equities	364	—	386	—	410	—
Limited partnership investments:
Hedge funds	84	—	84	—	148	—
Private equity funds	508	—	495	—	823	—
Total limited partnership investments	592	—	579	—	971	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	175	—	189	—	193	—
Short-term investments	48	—	161	—	71	—
Total investments	$15,673	$(424)	$16,515	$410	$16,298	$162

Net receivable/(payable) on investment activity	$9		$6		$3

Effective duration (in years)	9.8		10.1		10.2
Weighted average rating (1)	A-		A-		A-
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2024	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$23	$—	$715	$(32)	$7,693	$(225)	$14,976	$(592)	$1,537	$(33)	$24,944	$(882)
States, municipalities and political subdivisions	—	—	1,086	(67)	4,430	(402)	1,011	(70)	258	(47)	19	(6)	6,804	(592)
Asset-backed:
RMBS	2,716	(369)	512	(115)	8	—	—	—	—	—	8	3	3,244	(481)
CMBS	—	—	736	(14)	609	(60)	163	(20)	139	(20)	34	(17)	1,681	(131)
Other ABS	—	—	460	(19)	253	(65)	1,355	(58)	1,292	(62)	181	(11)	3,541	(215)
Total asset-backed	2,716	(369)	1,708	(148)	870	(125)	1,518	(78)	1,431	(82)	223	(25)	8,466	(827)
U.S. Treasury and obligations of government-sponsored enterprises	220	—	—	—	—	—	—	—	—	—	—	—	220	—
Foreign government	—	—	193	(2)	354	(8)	38	(6)	92	(8)	—	—	677	(24)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$2,936	$(369)	$3,010	$(217)	$6,369	$(567)	$10,260	$(379)	$16,757	$(729)	$1,779	$(64)	$41,111	$(2,325)

Percentage of total fixed maturity securities	7%		7%		16%		25%		41%		4%		100%

Investments - Commercial Real Estate Exposure
Fixed Income

	December 31, 2024		December 31, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	Estimated Fair Value	Net Unrealized Gains (Losses)
Commercial mortgage-backed:
Single asset, single borrower:
Office	$339	$(43)	$306	$(70)
Lodging	271	(8)	227	(23)
Retail	268	(10)	283	(28)
Multifamily	50	(1)	59	(3)
Industrial	42	(3)	93	(4)
Total single asset, single borrower	970	(65)	968	(128)
Conduits (multi property, multi borrower pools)	711	(66)	663	(95)
Total commercial mortgage-backed	$1,681	$(131)	$1,631	$(223)

	December 31, 2024		December 31, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	Estimated Fair Value	Net Unrealized Gains (Losses)
Commercial mortgage-backed:
AAA	$736	$(14)	$570	$(27)
AA	609	(60)	594	(95)
A	163	(20)	202	(30)
BBB	139	(20)	216	(45)
Non-investment grade	34	(17)	49	(26)
Total commercial mortgage-backed	$1,681	$(131)	$1,631	$(223)

Investments - Commercial Real Estate Exposure
Fixed Income (cont'd) and Direct Mortgage Loans

	December 31, 2024		December 31, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	Estimated Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds - REITs:
Retail	$478	$(18)	$515	$(25)
Office	239	(12)	250	(20)
Self-Storage	98	(5)	85	(6)
Industrial	93	(3)	99	(1)
Other (1)	387	(10)	367	(16)
Total corporate and other bonds - REITs (2)	$1,295	$(48)	$1,316	$(68)

	December 31, 2024		December 31, 2023
(In millions)	Estimated Fair Value	Net Unrealized Gains (Losses)	Estimated Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds - REITs:
AA	$6	$—	$10	$—
A	310	(6)	285	(3)
BBB	942	(40)	994	(64)
Non-investment grade	37	(2)	27	(1)
Total corporate and other bonds - REITs (2)	$1,295	$(48)	$1,316	$(68)

	December 31, 2024		December 31, 2023
(In millions)	Carrying Value	Percentage of Total	Carrying Value	Percentage of Total
Mortgage loans:
Retail	$527	50%	$520	48%
Office	239	22%	245	23%
Industrial	123	12%	124	12%
Other	165	16%	181	17%
Total mortgage loans	1,054	100%	1,070	100%
Less: Allowance for expected credit losses	(35)		(35)
Total mortgage loans - net of allowance	$1,019		$1,035

(1) Other includes a diversified mix of property type strategies including healthcare and apartments.
(2) REITs - Real estate investment trusts

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2024	2023	2024	2023
Taxable fixed income securities	$494	$467	$1,940	$1,798
Tax-exempt fixed income securities	35	40	144	178
Total fixed income securities	529	507	2,084	1,976
Common stock	18	12	49	28
Limited partnerships - hedge funds	7	18	42	37
Limited partnerships - private equity funds	69	48	229	137
Total limited partnership and common stock investments	94	78	320	202
Other, net of investment expense	21	26	93	86
Net investment income	$644	$611	$2,497	$2,264

Effective income yield for fixed income securities portfolio	4.8%	4.7%	4.8%	4.7%
Limited partnership and common stock return	3.5	3.4	13.3	9.4

	Property & Casualty and Corporate & Other
Periods ended December 31	Three Months		Twelve Months
(In millions)	2024	2023	2024	2023
Taxable fixed income securities	$303	$285	$1,196	$1,101
Tax-exempt fixed income securities	10	11	37	43
Total fixed income securities	313	296	1,233	1,144
Common stock	18	12	49	28
Limited partnerships - hedge funds	5	9	27	20
Limited partnerships - private equity funds	53	27	142	76
Total limited partnership and common stock investments	76	48	218	124
Other, net of investment expense	25	30	106	100
Net investment income	$414	$374	$1,557	$1,368

Effective income yield for fixed income securities portfolio	4.4%	4.3%	4.3%	4.2%

	Life & Group
Periods ended December 31	Three Months		Twelve Months
(In millions)	2024	2023	2024	2023
Taxable fixed income securities	$191	$182	$744	$697
Tax-exempt fixed income securities	25	29	107	135
Total fixed income securities	216	211	851	832
Common stock	—	—	—	—
Limited partnerships - hedge funds	2	9	15	17
Limited partnerships - private equity funds	16	21	87	61
Total limited partnership and common stock investments	18	30	102	78
Other, net of investment expense	(4)	(4)	(13)	(14)
Net investment income	$230	$237	$940	$896

Effective income yield for fixed income securities portfolio	5.7%	5.6%	5.6%	5.6%

Net Investment Gains (Losses)

Periods ended December 31	Consolidated
	Three Months		Twelve Months
(In millions)	2024	2023	2024	2023
Fixed maturity securities:
Corporate and other bonds	$(19)	$(11)	$(57)	$(57)
States, municipalities and political subdivisions	4	7	1	10
Asset-backed	(21)	(1)	(46)	(44)
Total fixed maturity securities	(36)	(5)	(102)	(91)
Non-redeemable preferred stock	(4)	13	21	4
Derivatives, short-term and other	1	(2)	—	(1)
Mortgage loans	—	—	—	(11)
Net investment gains (losses)	(39)	6	(81)	(99)
Income tax benefit (expense) on net investment gains (losses)	8	(1)	17	20
Net investment gains (losses), after tax	$(31)	$5	$(64)	$(79)

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2024 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$7,328	$11,018	$2,990	$21,336	$650	$2,572	$24,558
Ceded	1,395	1,286	491	3,172	86	2,184	5,442
Net	5,933	9,732	2,499	18,164	564	388	19,116

Net incurred claim & claim adjustment expenses	522	897	196	1,615	8	26	1,649
Net claim & claim adjustment expense payments	(476)	(687)	(144)	(1,307)	(12)	(26)	(1,345)
Foreign currency translation adjustment and other	—	(3)	(135)	(138)	(19)	—	(157)

Claim & claim adjustment expense reserves, end of period
Net	5,979	9,939	2,416	18,334	541	388	19,263
Ceded	1,447	1,397	504	3,348	81	2,284	5,713
Gross	$7,426	$11,336	$2,920	$21,682	$622	$2,672	$24,976

Twelve months ended December 31, 2024 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$7,131	$10,103	$2,709	$19,943	$675	$2,686	$23,304
Ceded	1,215	1,082	433	2,730	93	2,318	5,141
Net	5,916	9,021	2,276	17,213	582	368	18,163

Net incurred claim & claim adjustment expenses	2,001	3,526	764	6,291	24	96	6,411
Net claim & claim adjustment expense payments	(1,937)	(2,606)	(525)	(5,068)	(45)	(76)	(5,189)
Foreign currency translation adjustment and other	(1)	(2)	(99)	(102)	(20)	—	(122)

Claim & claim adjustment expense reserves, end of period
Net	5,979	9,939	2,416	18,334	541	388	19,263
Ceded	1,447	1,397	504	3,348	81	2,284	5,713
Gross	$7,426	$11,336	$2,920	$21,682	$622	$2,672	$24,976

Life & Group Policyholder Reserves

Three months ended December 31, 2024 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of Period	$564	$14,047	$14,611

Incurred claims and policyholders' benefits (1)	8	327	335
Benefit and expense payments	(12)	(304)	(316)
Change in discount rate assumptions and other (AOCI)	(19)	(912)	(931)

End of Period	$541	$13,158	$13,699

Twelve months ended December 31, 2024 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of Period	$582	$13,959	$14,541

Incurred claims and policyholders' benefits (1)	24	1,286	1,310
Benefit and expense payments	(45)	(1,187)	(1,232)
Change in discount rate assumptions and other (AOCI)	(20)	(900)	(920)

End of Period	$541	$13,158	$13,699
(1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note P to the Consolidated Financial Statements included under Part II, Item 8 of the Annual Report on Form 10-K due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve.

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants.
•Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves.
•Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note P to the Consolidated Financial Statements within the December 31, 2024 Form 10-K for further discussion regarding how the Company manages its business.
•In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. Development-related items represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss ratio, the expense ratio and the dividend ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•Management uses underwriting gain (loss) and underlying underwriting gain (loss), calculated using GAAP financial results, to monitor our insurance operations. Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting gain (loss) excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance.
•This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.
•For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's filings with the Securities and Exchange Commission, available at www.cna.com.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful